Assignment of Oil and Gas Lease

KNOW ALL MEN BY THESE PRESENTS that the undersigned,

Mitchell Coomer and Travis Coomer, of 401 Coomer Road, Columbia, KY 42728

hereinafter called Assignor), for and in consideration of ... $1.00

and other valuable considerations, the receipt in hereby acknowledged, does hereby sell, assign, transfer and set over unto TN-K Energy Group, Inc., by and through Kenny a. Page, CEO, of 649 Sparta Hwy., Suite, 102, Crossville, TN 38555

(hereinafter called Assignee), ... 27.5% net working interest (0.275)

interest in and to the oil and gas lease dated May 1, 20 08, from

Pansy Clark, by and through her POA, James L. Clark

, lessor

to Mitchell Coomer and Travis Coomer lessee,

recorded in book L69, Page 769, insofar as said lease covers the following described land in

Green County, State of Kentucky; bounded

and described as follows:

North by lands of Nelson Murrell

East by lands of Jason Wilcoxson and James Clark

South by lands of J. R. Clark

West by lands of Joe E. Froggett

This assignment is subject to attached additional terms.

containing 152.5 acres, more or less.

Subject always, however, to all terms, limitations, rents, royalties and payments in the above described lease contained.

To have and to hold the same unto the said party of the second part, his heirs and assigns forever.

It is the intention of the parties hereto that said lease shall be held by a tenancy in common, and that a partnership is not intended to, and shall not be created or established by virtue of this assignment, or any operation subsequent thereto, without the express agreement and consent of the parties.

The party of the second part hereby covenants and agrees to pay the proper pro-rata share of all reasonable expense incurred in the payment of rentals, development, maintenance and operation of the herein described lease as a whole, in accordance with plans adopted and carried out by the owners of a majority interest in the herein described lease.

IN WITNESS WHEREOF we have hereto set our hands and seals, this the 6 day of May 2010

witness

THIS INSTRUMENT PREPARED BY:

HON. GARY A. LITTLE
110 CUMBERLAND ST.
P.O. BOX 68
ALBANY, KY 42602
PH: (606) 387-6779

Mitchell Coomer (SEAL)
MITCHELL COOMER

Travis Coomer (SEAL)
TRAVIS COOMER

(SEAL)

(SEAL)

(SEAL)

(SEAL)

ATTACHED ADDITIONAL TERMS

Re: Pansy Clark Checkerboard well drilling location assignment, Lease Book L 69, Page 769, Green County, Kentucky.

A: The parties to this agreement are identified as follows:

1. TN-K Energy Group, Inc., by and through Kenny A. Page, CEO, of 649 Sparta Highway, Suite 102, Crossville, TN 38555.

2. Mitchell Coomer and Travis Coomer, of 401 Coomer Road, Columbia, KY 42728.

B. Said assignment of oil and gas lease is subject to the following terms:

1. The assignee shall receive from the assignor 10 well locations for the consideration of $25,000.00 per well location in stock of TN-K Energy Group, Inc., valued at 50 cents per share. These well locations shall be from either Lease Book L 69, Page 535, being the J. R. Clark Lease or Lease Book L69, page 769 the Pansy Clark Lease, or from combination of same.

2. The assignee shall pay to the assignors $50,000.00 credit towards drilling, completion and operation cost in stock from said corporation, each share being valued at 50 cents.

3. TN-K Energy Group, Inc., of 649 Sparta Highway, Suite 102, Crossville, TN 38555, shall receive 27.5% net interest in each well location and shall pay 32% of all cost for drilling, completion, operation, and permitting.

4. Mitchell Coomer and Travis Coomer shall receive the remaining interest of each location and shall pay the rest of the cost for drilling, completion, operation, and permitting.

5. All drilling will be completed by the Coomers at the cost of $10.00 per foot drilled.

6. The operator of the wells shall be TN-K Energy Group, Inc.

7. The well pumper shall be Jason Coomer for the rate of $100.00 per well per month. If he cannot perform his duties for any reason, TN-K Energy Group, Inc. shall pump said wells.

Travis Coomer
TRAVIS COOMER

Mitchell Coomer
MITCHELL COOMER

Kenny A. Page
TN-K ENERGY GROUP, INC., by and through KENNY A. PAGE, CEO

Subscribed, sworn, and acknowledged to before me by TRAVIS COOMER, this the 6 day of May, 2010.

Heather Coomer
NOTARY PUBLIC, STATE AT LARGE
My Commission Expires: 10/2/13

Subscribed, sworn, and acknowledged to before me by MITCHELL COOMER, this the 6 day of May, 2010.

Heather Coomer
NOTARY PUBLIC, STATE AT LARGE
My Commission Expires: 10/2/13

Subscribed, sworn, and acknowledged to before me by TN-K ENERGY GROUP, INC., by and through KENNY A. PAGE, CEO, on this the 6 day of May, 2010.

Heather Coomer
NOTARY PUBLIC, STATE AT LARGE
My Commission Expires: 10/2/13

pageclarkaddterms.wp2

Assignment of Oil and Gas Lease

KNOW ALL MEN BY THESE PRESENTS that the undersigned,

Mitchell Coomer and Travis Coomer, of 401 Coomer Road, Columbia, KY 42728

hereinafter called Assignor), for and in consideration of $1.00

and other valuable considerations, the receipt in hereby acknowledged, does hereby sell, assign, transfer and set over unto TN-K Energy Group, Inc., by and through Kenny A. Page, CEO, of 649 Sparta Hwy., Suite 102, Crossville, TN 38555

(hereinafter called Assignee), 27.5% net working interest (0.275)

interest in and to the oil and gas lease dated November 1, 2007, from

J. R., Doug, Wayne, and Joey Clark

, lessor

to Mitchell Coomer and Travis Coomer lessee,

recorded in book L69, Page 535, insofar as said lease covers the following described land in

Green County, State of Kentucky; bounded

and described as follows:

North by lands of Paul Milles

East by lands of Nelson Murrell

South by lands of Robert Simmons

West by lands of James Clark

This assignment is subject to attached additional terms.

containing 586 acres, more or less.

Subject always, however, to all terms, limitations, rents, royalties and payments in the above described lease contained.

To have and to hold the same unto the said party of the second part, his heirs and assigns forever.

It is the intention of the parties hereto that said lease shall be held by a tenancy in common, and that a partnership is not intended to, and shall not be created or established by virtue of this assignment, or any operation subsequent thereto, without the express agreement and consent of the parties.

The party of the second part hereby covenants and agrees to pay the proper pro-rata share of all reasonable expense incurred in the payment of rentals, development, maintenance and operation of the herein described lease as a whole, in accordance with plans adopted and carried out by the owners of a majority interest in the herein described lease.

IN WITNESS WHEREOF we have hereto set our hands and seals, this the 6 day of May, 2010

witness

THIS INSTRUMENT PREPARED BY:

[signature]

HON. GARY A. LITTLE
110 CUMBERLAND STREET
P.O. BOX 68
ALBANY, KY 42602
PH: (606) 387-6779

[signature: Mitchell Coomer] (SEAL)
MITCHELL COOMER

[signature: Travis Coomer] (SEAL)
TRAVIS COOMER

(SEAL)

(SEAL)

(SEAL)

(SEAL)

ATTACHED ADDITIONAL TERMS

Re: J. R. Clark Checkerboard well drilling location assignment, Lease Book L 69, Page 535, Green County, Kentucky.

A: The parties to this agreement are identified as follows:

1. TN-K Energy Group, Inc., by and through Kenny A. Page, CEO, of 649 Sparta Highway, Suite 102, Crossville, TN 38555.

2. Mitchell Coomer and Travis Coomer, of 401 Coomer Road, Columbia, KY 42728.

B. Said assignment of oil and gas lease is subject to the following terms:

1. The assignee shall receive from the assignor 10 well locations for the consideration of $25,000.00 per well location in stock of TN-K Energy Group, Inc., valued at 50 cents per share. These well locations shall be from either Lease Book L 69, Page 535, being the J. R. Clark Lease or Lease Book L69, page 769 the Pansy Clark Lease, or from combination of same.

2. The assignee shall pay to the assignors $50,000.00 credit towards drilling, completion and operation cost in stock from said corporation, each share being valued at 50 cents.

3. TN-K Energy Group, Inc., of 649 Sparta Highway, Suite 102, Crossville, TN 38555, shall receive 27.5% net interest in each well location and shall pay 32% of all cost for drilling, completion, operation, and permitting.

4. Mitchell Coomer and Travis Coomer shall receive the remaining interest of each location and shall pay the rest of the cost for drilling, completion, operation, and permitting.

5. All drilling will be completed by the Coomers at the cost of $10.00 per foot drilled.

6. The operator of the wells shall be TN-K Energy Group, Inc.

7. The well pumper shall be Jason Coomer for the rate of $100.00 per well per month. If he cannot perform his duties for any reason, TN-K Energy Group, Inc. shall pump said wells.

Travis Coomer
TRAVIS COOMER

Mitchell Coomer
MITCHELL COOMER

[signature]
TN-K ENERGY GROUP, INC., by and through
KENNY A. PAGE, CEO

Subscribed, sworn, and acknowledged to before me by TRAVIS COOMER, this the 6 day of May, 2010.

Heather Coomer
NOTARY PUBLIC, STATE AT LARGE
My Commission Expires: 10/2/13

Subscribed, sworn, and acknowledged to before me by MITCHELL COOMER, this the 6 day of May, 2010.

Heather Coomer
NOTARY PUBLIC, STATE AT LARGE
My Commission Expires: 10/2/13

Subscribed, sworn, and acknowledged to before me by TN-K ENERGY GROUP, INC., by and through KENNY A. PAGE, CEO, on this the 6 day of May, 2010.

Heather Coomer
NOTARY PUBLIC, STATE AT LARGE
My Commission Expires: 10/2/13

pagejrclarkaddterms.wp2

Attached Additional Items No. 2
to Assignment of Oil and Gas Lease
(CONTINUED FROM ATTACHED ADDITIONAL TERMS)

7. Additional Consideration. As additional consideration for the assignment hereinabove set forth, the Assignee shall issue Travis Coomer and Mitchell Coomer an aggregate of five hundred thousand (500,000) shares of its common stock, par value $0.003 per share (the "Shares") valued at $250,000. In addition, as a prepayment for drilling services valued at $50,000, the Assignee shall issue Travis Coomer and Mitchell Coomer an aggregate of one hundred thousand (100,000) Shares. The Shares to be issued in accordance herewith shall be issued as follows:

Recipient	No. of Shares
Travis Coomer	300,000
Mitchell Coomer	300,000
	600,000

Upon such issuance such Shares shall be fully paid and non-assessable.

8. Representations and Warranties of the Assignors.

Travis Coomer and Mitchell Coomer (each, an "Assignor") severally represent and warrant to the Assignee as follows:

a. The Assignor is an "accredited investor", as such term is defined in Regulation D promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 (the "Securities Act"), is experienced in investments and business matters, has made investments of a speculative nature in the past and, with his representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Assignor to utilize the information made available by the Assignee to evaluate the merits and risks of and to make an informed investment decision with respect to the transaction, which represents a speculative investment. The Assignor is able to bear the risk of such investment for an indefinite period and to afford a complete loss of the entire investment.

b. The Assignor has had access at the EDGAR Website of the Commission to the Assignee's Form 10-K for the year ended December 31, 2009 and all periodic and current reports thereafter filed with the Commission. In addition, the Assignor has received in writing from the Assignee such other information concerning its operations, financial condition and other matters as the Assignor has requested in writing, and considered all factors the Assignor deems material in deciding on the advisability of investing in the Shares. The Assignor has been afforded the opportunity to ask questions of, and receive answers from the officers and/or directors of the Assignee acting on its behalf concerning the terms and conditions of this transaction and to obtain any additional information, to the extent that the Assignee possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has availed himself of such opportunity to the extent the Assignor considers appropriate in order to permit him to evaluate the merits and risks of an investment in the Assignee.

c. The Assignor understands that the Shares are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law. The Assignor is acquiring the Shares as principal for his own account for investment and not with a view to, or for sale in connection with, any distribution of such Shares or any part thereof, has no present intention of distributing any of such Shares. The Assignor does not have any agreement or understanding, directly or indirectly, with any entity or person to distribute any of the Shares. The Assignor understands that the certificate representing the Shares shall bear the following or similar legend:

> "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE

SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO TN-K ENERGY GROUP INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

9. Confidentiality. The Assignor acknowledges that the Assignee's trade secrets, private or secret processes, methods and ideas, as they exist from time to time, customer lists and information concerning the Assignee's business, services, development, technical information, marketing activities and procedures, credit and financial data concerning the Assignee (the "Proprietary Information") are valuable, special and unique assets of the Assignee. In light of the highly competitive nature of the industry in which the Assignee's business is conducted, the Assignor agrees that all Proprietary Information, heretofore or in the future obtained by the Assignor as a result of the Assignor's association with the Assignee shall be considered confidential. In recognition of this fact, the Assignor agrees that he will not use or disclose any of such Proprietary Information for the Assignor's own purposes or for the benefit of any person or other entity or organization (except the Assignee) under any circumstances unless such Proprietary Information has been publicly disclosed generally or, unless upon written advice of legal counsel reasonably satisfactory to the Assignee, the Assignor is legally required to disclose such Proprietary Information.

Travis Coomer
TRAVIS COOMER

Mitchell Coomer
MITCHELL COOMER

TN-K ENERGY GROUP INC.
By: [signature]
Kenny A. Page, CEO

Subscribed, sworn and acknowledged to before me by TRAVIS COOMER, this 6 day of May, 2010.

Heather Coomer
NOTARY PUBLIC, STATE AT LARGE
My Commission Expires: 10/2/13

Subscribed, sworn and acknowledged to before me by MITCHELL COOMER, this 6 day of May, 2010.

Heather Coomer
NOTARY PUBLIC, STATE AT LARGE
My Commission Expires: 10/2/13

Subscribed, sworn and acknowledged to before me by TN-K ENERGY GROUP INC. by and through KENNY A. PAGE, CEO, this 6 day of May, 2010.

Heather Coomer
NOTARY PUBLIC, STATE AT LARGE
My Commission Expires: 10/2/13